UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

MoneyGram International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of MoneyGram International, Inc. (the “Company”) pursuant to the Agreement and Plan of Merger, dated as of January 26, 2017, by and among the Company, Alipay (UK) Limited, Matrix Acquisition Corp. and Alipay (Hong Kong) Holding Limited:

(i)	Letter to Employees from MoneyGram CEO Alexander Holmes

(ii)	FAQ for Merger Agreement Announcement for Employees

(iii)	Form of Letter to Key Customers and Agents from MoneyGram CEO Alexander Holmes

(iv)	Infographic on Merger Highlights: MoneyGram to Merge with Ant Financial

MGI Employee Letter

SUBJECT: A Message From Alex Holmes: Ant Financial and MoneyGram

Dear Colleagues,

I have some very exciting news to share with you regarding the future of our company; news that will dramatically increase our ability to provide both customers and agents with innovative financial connections in all parts of the world. Today we are announcing that MoneyGram has entered into an agreement to merge with Ant Financial, one of the world’s leading digital financial services providers. We are confident that this transaction will provide substantial benefits to all of our stakeholders, including our employees, agents and customers, and further our vision of making money transfers easier for millions across the globe.

For those of you who are unfamiliar with Ant Financial, it is a global financial services group headquartered in Hangzhou that operates four business units – Ant Fortune, MYbank, Zhima Credit and Alipay, which was spun out of Alibaba in 2011. Ant Financial was established in 2014 to become the holding company of Alipay and other digital financial services businesses. Working to achieve its vision to “bring small and beautiful changes to the world,” Ant Financial is committed to building an open financial ecosystem to support the future financial needs of society. Through its businesses, Ant Financial provides payment, wealth management, independent credit scoring and reporting, private bank and cloud computing services to hundreds of millions of customers and merchants globally.

The combination will provide consumers in more than 200 countries and territories with convenient and accessible financial services, which furthers Ant Financial’s mission to promote equal access to financial services globally. Ant Financial shares our commitment to innovation and putting customers first, and with their support we will have an expanded geographic footprint to offer our agents and customers a wider selection of services.

I’m sure you’re wondering what this means for you. Upon completion of the transaction, Ant Financial will retain the MoneyGram brand name and management team. Additionally, we will remain headquartered in Dallas. Ant Financial has told us that they see this as an opportunity to invest in our workforce and grow jobs in the U.S., and I am confident that this transaction will create substantial growth and development opportunities for our employees as part of a larger, global organization. I look forward to working with the Ant Financial team as we enter this next exciting chapter in MoneyGram’s history.

As with any transaction of this size, there are a number of steps that need to be taken before the combination is completed. Integration planning will be led by representatives of both companies. Looking ahead, we expect to complete the transaction in the second half of 2017. The transaction is subject to customary closing conditions and until it closes MoneyGram and Ant Financial will remain separate companies and conduct business as usual.

We will be telling you more about this important development in the days ahead. In the meantime, please contact your EC member if you have any questions.

I am excited for the future, and am confident that this combination will yield tremendous benefits for all involved.

Thank you for all that you do each and every day!

Alex

Additional Information for Stockholders

The proposed transactions will be submitted to the stockholders of MoneyGram for their consideration. In connection with the proposed transaction, MoneyGram will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by directing such request to Suzanne Rosenberg, telephone: 214-979-1400.

Participants in the Solicitation

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of MoneyGram’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram’s web site at corporate.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

MGI Employee FAQ

1.	What was announced today?
•	MoneyGram has entered into an agreement to merge with Ant Financial.
•	Ant Financial is an ideal partner for MoneyGram and, together, we will connect MoneyGram’s money transfer network of 350,000 partner locations and 2.4 billion bank and mobile accounts with Ant Financial’s users, who enjoy a broad suite of technology-based financial services, including payments, credit and insurance products.
•	We are confident this transaction will provide substantial benefits to all of our stakeholders, including our employees.

2.	Why is MoneyGram combining with Ant Financial? Why does this transaction make sense for MoneyGram?
•	Our Board of Directors determined this transaction is in the best interests of the company and its stockholders.
•	This transaction will significantly benefit consumers throughout the world who depend on innovative and reliable financial connections to friends and family.
•	With Ant Financial, MoneyGram can now accelerate and expand our suite of global hybrid solutions and integrate an even larger digital and physical network, making money transfers easier for customers and providing a wider selection of services for the agents who serve them around the world.
•	Additionally, the combination will provide consumers in more than 200 countries and territories convenient and accessible financial services, which furthers Ant Financial’s mission to promote equal access to financial services globally.

3.	How does MonyGram fit in to Ant Financial’s strategy, especially in the U.S.? What is Ant Financial’s long term strategy for the MoneyGram business?
•	MoneyGram will continue to be headquartered in Dallas, Texas and operate under its existing brand.
•	In addition, Ant Financial is committed to continuing to invest in MoneyGram’s workforce and growing jobs in the United States.

4.	How will MoneyGram employees be affected by this announcement?
•	We expect that employees will benefit from being part of a larger, global organization.
•	Ant Financial recognizes that one of MoneyGram’s greatest strengths is its high-quality team of employees.
•	Ant Financial is committed to continuing to invest in MoneyGram’s workforce and grow jobs in the United States, where we have made a mark with our outstanding customer service, innovative products and industry-leading technology and compliance programs.
•	MoneyGram will retain its brand name and management team. The company will continue to be based in Dallas.
•	Please keep in mind that until the transaction closes, MoneyGram and Ant Financial will continue to operate as separate companies.

5.	Will this announcement have an immediate impact on day-to-day operations at MoneyGram?
•	This announcement will have no immediate impact on our day-to-day operations and, until the transaction closes, MoneyGram will continue to operate as usual.

•	Both companies are committed to a smooth transition for our employees, customers and partners.

6.	Will there be any changes to employee compensation, benefits and plans?
•	Until the transaction closes, MoneyGram will continue to operate as a standalone company and employee compensation, benefits and plans will continue in the ordinary course.
•	Our merger agreement stipulates that MoneyGram employee wages and benefits will be maintained at a comparable level for a period of at least one year after closing.
•	Any details with respect to future compensation and benefits matters will be determined and communicated to employees as they are finalized.

7.	Will this create any new career opportunities for employees?
•	While this announcement is an important milestone, there are many decisions left to be made.
•	Over the long-term, we believe that employees of the combined company will benefit from access to even greater resources and growth opportunities.

8.	Will there be staff reductions as a result of this transaction?
•	It is too early to discuss specifics of the integration, but Ant Financial has said they are committed to continuing to invest in MoneyGram’s workforce and growing jobs in the United States, where we have made a mark with our outstanding customer service, innovative products and industry-leading technology and compliance programs.
•	One of the things that attracted Ant Financial to us was the talent and successful contributions of our employees in the United States and across the world.

9.	How many employees will the combined company have?
•	Currently, MoneyGram has approximately 3,500 employees and Ant Financial has approximately 7,000 employees.

10.	How do the cultures of the two companies compare? What does this mean for our company culture?
•	We have had the opportunity to get to know Ant Financial’s team and we are excited to bring together two companies with similar goals.
•	Both organizations have highly professional and experienced employees dedicated to promoting financial inclusion worldwide and enabling consumers to participate in a vast ecosystem of convenient, accessible financial services.

11.	Who will lead MoneyGram after the transaction closes?
•	Upon completion of the transaction, Alex Holmes will continue to serve as chief executive officer of MoneyGram and the executive committee will continue to lead the organization.

12.	Will the MoneyGram brand name be preserved? What about the Ant Financial or Alipay brand names?
•	Ant Financial recognizes the strength and value of the MoneyGram brand and is committed to maintaining it in the marketplace.
•	Integration planning will be led by representatives of both companies, including Alex Holmes and management representatives of Ant Financial.

•	Over the coming months, the integration team will work to address how we can best bring our companies together.

13.	What happens to MoneyGram’s headquarters? Other facilities and operations?
•	MoneyGram will remain headquartered in Dallas and is expected to maintain and grow its United States-based workforce.
•	There are no current plans to close any facilities.

14.	What are your plans to integrate the two companies? Who will lead the integration team?
•	Integration planning will be led by representatives of both companies.
•	Over the coming months, the integration team will work to address how we can best bring our companies together.

15.	What will be the structure of the combined company? Will MoneyGram be integrated into Ant Financial’s existing business or act as a standalone entity?
•	Upon completion of the transaction, MoneyGram will retain its brand name and management team.

16.	What does it mean to become a private company?
•	Going private means that MoneyGram’s stock will no longer be publicly traded on the stock market and the trading of our stock on NASDAQ will cease on the date the transaction closes.
•	Please keep in mind that until the transaction closes, MoneyGram and Ant Financial will continue to operate as separate companies.

17.	How will this acquisition impact MoneyGram’s customers? Agents?
•	We are confident this transaction will bring many exciting opportunities for both customers and agents. Our commitment to customers and agents remains our number one priority.
•	The combination will provide consumers in more than 200 countries and territories convenient and accessible financial services.

18.	Will this change what products and services MoneyGram offers? Will this change the pricing of MoneyGram’s products?
•	It is still early in the process and many details are yet to be determined.
•	That said, until the transaction is completed, MoneyGram and Ant Financial will continue to operate as separate companies.
•	We are committed to keeping customers informed and will communicate any important updates as information becomes available.

19.	What should I say if a customer, agent or business partner asks me about the transaction?
•	This transaction is about better serving customers, and will provide consumers in more than 200 countries convenient and accessible financial services.
•	The transaction will connect MoneyGram’s network of 2.4 billion bank and mobile accounts and 350,000 physical locations with Ant Financial’s users who enjoy a broad suite of technology-based financial services, including payments, credit and insurance products.
•	Until the transaction closes, it remains business as usual at MoneyGram and there should be no disruptions to how we do business.

20.	What do I do if I am contacted by a member of the press about the transaction?
•	It is likely that today’s news may generate increased interest from members of the media and other third parties.
•	Consistent with MoneyGram’s policy, if you receive any external inquiries from stockholders or analysts, please forward them immediately to Suzanne Rosenberg at ir@moneygram.com or at (214)-979-1400, and any media inquiries to Michelle Buckalew at media@moneygram.com or at (214)-979-1418.

Additional Information for Stockholders

The proposed transactions will be submitted to the stockholders of MoneyGram for their consideration. In connection with the proposed transaction, MoneyGram will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by directing such request to Suzanne Rosenberg, telephone: 214-979-1400.

Participants in the Solicitation

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of MoneyGram’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram’s web site at corporate.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

MGI Key Customer / Agent Letter

[To Our Valued Customer / Agent / INSERT STANDARD GREETING]:

I am pleased to share with you that MoneyGram has announced an agreement to merge with Ant Financial, one of the world’s leading digital financial services providers. All of us at MoneyGram are excited for this opportunity that will provide substantial benefits to all of our stakeholders, including our customers and agents.

For those of you who are unfamiliar with Ant Financial, it is a global financial services group headquartered in Hangzhou that operates four business units – Ant Fortune, MYbank, Zhima Credit and Alipay, which was spun out of Alibaba in 2011.

Like MoneyGram, Ant Financial is committed to innovation and putting customers first. As a combined company, Ant Financial and MoneyGram will provide consumers with a leading digital and physical network for global money movement. The transaction will connect MoneyGram’s money transfer network of 2.4 billion bank and mobile accounts and more than 350,000 physical locations, with Ant Financial’s users, who enjoy a broad suite of technology-based financial services, including payments, credit and insurance products. Additionally, the combination will provide consumers in more than 200 countries and territories convenient and accessible financial services, which furthers Ant Financial’s mission to promote equal access to financial services globally.

Let me assure you that although this transaction will result in a change in ownership, there will be no immediate changes in our business. Importantly, in the immediate future you should experience no disruptions to your business – it is business as usual at MoneyGram.

Looking ahead, we expect to complete the transaction in the second half of 2017. Until the transaction closes, MoneyGram and Ant Financial will remain separate companies. Following close, MoneyGram will retain its brand name and management team. If you have any questions, please do not hesitate to contact your usual MoneyGram representative.

For all of us at MoneyGram, the heart of our business is connecting you with friends and family throughout the world, any way that is convenient, by providing a reliable financial connection.

Thank you for your continued confidence in MoneyGram.

Sincerely,

Alex Holmes

Chief Executive Officer

Additional Information for Stockholders

The proposed transactions will be submitted to the stockholders of MoneyGram for their consideration. In connection with the proposed transaction, MoneyGram will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at MoneyGram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by directing such request to Suzanne Rosenberg, telephone: 214-979-1400.

Participants in the Solicitation

MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was filed with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of MoneyGram’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram’s web site at corporate.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.

ANT FINANCIAL
VISUAL IDENTITY SYSTEM
MoneyGram to    Merge with Ant Financial
The combination will provide consumers
and territories with convenient and accessible financial
services, which furthers Ant Financial’s mission to promote
equal access to financial services globally
Highly Complementary Businesses
Connects MoneyGram’s money transfer network of 2.4 billion bank and mobile accounts, and 350,000 physical locations, with Ant Financial’s users who enjoy a broad-suite of technology-based financial services, including payments, credit and insurance products.
3-month VWAP
Transaction will significantly benefit consumers throughout the world who depend on
innovative and reliable financial connections to friends and family.    MONEYGRAM STRUCTURE
Extends Geographic Reach and Capabilities     MoneyGram will retain its brand
name
MoneyGram will be able to leverage Ant Financial’s global presence and existing
network to serve more than 630 million users to increase MoneyGram’s transaction    HEADQUARTERS
volume across the Asia-Pacific region.
MoneyGram will remain
Expands Ant Financial’s network in new global markets following recent partnerships headquartered in Dallas with Paytm in India and Ascend Money in Thailand.
LEADERSHIP & INTEGRATION TEAM
Key Benefits for All Stakeholders     Alex Holmes will continue to serve
as Chief Executive Officer of
MoneyGram
EMPLOYEES    CUSTOMERS & AGENTS Douglas Feagin, Senior Vice
President of Ant Financial
Greater opportunities as part    Accelerates and expands MoneyGram’s suite Souheil Badran, General Manager for
of a larger global company.    of global hybrid solution and integrates an North America, from Ant Financial
Ant Financial is committed to investing in    even larger digital and physical footprint.
MoneyGram’s workforce and growing jobs    Expected to make money transfers easier for TIMING & CLOSING CONDITIONS
in the U.S.    customers, and providing a wider selection Expected to close in the second half of services for the agents who serve themof 2017
around the world. MoneyGram stockholder vote required
Subject to regulatory approvals and
other customary closing conditions
Transaction By the Numbers
ERIC JING, Ant Financial Chief Executive Officer     200+
“The acquisition of MoneyGram is a significant milestone     COUNTRIES SERVED
in our mission to bring inclusive financial services to
users around the world.”     630M
CONSUMERS &
WORLDWIDE
RELATIONSHIPS
ALEX HOLMES, MoneyGram Chief Executive Officer
“Ant Financial is an ideal partner for MoneyGram; together, we will be able to expand our business and, in doing so, offer more people around the world
access to a reliable financial connection to loved ones.”     FOR MORE INFORMATION PLEASE VISIT
MONEYGRAM.COM OR ANTGROUP.COM

Additional Information for Stockholders
The proposed transactions will be submitted to the stockholders of MoneyGram for their consideration. In connection with the proposed transaction, MoneyGram will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). In addition, MoneyGram may also file other relevant documents with the SEC regarding the proposed transaction.
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT(S) AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement(s) (when available) and other documents filed with the SEC by MoneyGram, at Money-Gram’s website, corporate.moneygram.com, or at the SEC’s website, www.sec.gov. The proxy statement(s) and other relevant documents may also be obtained for free from MoneyGram by directing such request to Suzanne Rosenberg, telephone: 214-979-1400.
Participants in the Solicitation
MoneyGram and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of MoneyGram in connection with the proposed transaction. Information about the directors and executive officers of MoneyGram is set forth in the Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders for MoneyGram, which was ?led with the SEC on April 4, 2016. This document can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be ?led with the SEC when they become available.
Forward-Looking Statements
This communication contains forward-looking statements which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995 that are not limited to historical facts, but reflect MoneyGram’s current beliefs, expectations or intentions regarding future events. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. The statements in this communication that are not historical statements are forward-looking statements within the meaning of the federal securities laws, including, among other things, statements regarding the expected timetable for completing the proposed transaction, benefits of the proposed transaction, costs and other anticipated financial impacts of the proposed transaction. These statements are subject to numerous risks and uncertainties, many of which are beyond MoneyGram’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: the failure to obtain the required votes of MoneyGram’s stockholders; the timing to consummate the proposed transaction; the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; the risk that a regulatory approval (including CFIUS approval) that may be required to consummate the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the diversion of management time on transaction-related issues; expectations regarding regulatory approval of the transaction; results of litigation, settlements and investigations; actions by third parties, including governmental agencies; global economic conditions; adverse industry conditions; adverse credit and equity market conditions; the loss of, or reduction in business with, key customers; legal proceedings; the ability to effectively identify and enter new markets; governmental regulation; the ability to retain management and other personnel; and other economic, business, or competitive factors.
Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in MoneyGram’s SEC filings. MoneyGram’s filings may be obtained by contacting MoneyGram or the SEC or through MoneyGram’s web site at corporate.moneygram.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System (EDGAR) at http://www.sec.gov. MoneyGram undertakes no obligation to publicly update or revise any forward-looking statement.